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SCHEDULE 14A INFORMATION

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VOYA MUTUAL FUNDS

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VOYA EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Emerging Markets Equity Dividend Fund)

VOYA GLOBAL EQUITY DIVIDEND FUND

(formerly, ING Global Equity Dividend Fund)

VOYA GLOBAL OPPORTUNITIES FUND

(formerly, ING Global Opportunities Fund)

VOYA RUSSIA FUND

(formerly, ING Russia Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

December 15, 2014

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Opportunities Fund, and Voya Russia Fund (each a “Fund,” and collectively, the “Funds”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Funds. The Special Meeting is scheduled for 1:00 p.m., Local time, on February 10, 2015, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Funds will be asked to approve new sub-advisory agreements for each Fund with ING Investment Management Advisors B.V. (“IIMA”) (“Proposal One”). These sub-advisory agreements arise in connection with a plan for NN Group N.V., the indirect parent company of IIMA, to separate from its ultimate parent, ING Groep N.V. At the Special Meeting, shareholders of the Voya Russia Fund (the “Russia Fund”) also will be asked to approve the reclassification of the investment objective of the Russia Fund from “fundamental” to “non-fundamental” (“Proposal Two” and, together with Proposal One, the “Proposals”).

Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” each of the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than February 9, 2015.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

VOYA EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Emerging Markets Equity Dividend Fund)

VOYA GLOBAL EQUITY DIVIDEND FUND

(formerly, ING Global Equity Dividend Fund)

VOYA GLOBAL OPPORTUNITIES FUND

(formerly, ING Global Opportunities Fund)

VOYA RUSSIA FUND

(formerly, ING Russia Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for February 10, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Opportunities Fund, and Voya Russia Fund (each a “Fund,” and collectively, the “Funds”) is scheduled for 1:00 p.m., Local time on February 10, 2015 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a majority-owned subsidiary of ING Groep and an indirect parent company of ING Investment Management Advisors B.V. (“IIMA”), a sub-adviser to the Funds (such divestment, the “NN Group Separation Plan”). ING Groep began the process of divesting its shares of NN Group with a public and private offering of approximately 32% of the ordinary shares of NN Group in July 2014. ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser, sub-adviser, or the parent company of such an entity. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan will be deemed a Change of Control Event for IIMA. To ensure that IIMA may continue to provide sub-advisory services to the Funds without interruption, a shareholder meeting is called to approve new sub-advisory agreements.

In addition to approving the agreements required in connection with the NN Group Separation Plan, shareholders of the Voya Russia Fund (the “Russia Fund”) are asked to approve the reclassification of the investment objective of the Russia Fund from “fundamental” to “non-fundamental,” as discussed in more detail in Proposal Two.

At the Special Meeting, shareholders will be asked:

1.	To approve a new sub-advisory agreement between Voya Investments, LLC (“Voya Investments”) and IIMA with respect to the Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan (“Proposal One”);

2.	To approve the reclassification of the Voya Russia Fund’s investment objective from “fundamental” to “non-fundamental” (“Proposal Two”); and

3.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board of Trustees of the Funds recommends that you vote “FOR” each of the Proposals.

Shareholders of record as of the close of business on November 24, 2014, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than February 9, 2015, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the applicable Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

December 15, 2014

PROXY STATEMENT

December 15, 2014

VOYA EMERGING MARKETS EQUITY DIVIDEND FUND

(formerly, ING Emerging Markets Equity Dividend Fund)

VOYA GLOBAL EQUITY DIVIDEND FUND

(formerly, ING Global Equity Dividend Fund)

VOYA GLOBAL OPPORTUNITIES FUND

(formerly, ING Global Opportunities Fund)

VOYA RUSSIA FUND

(formerly, ING Russia Fund)

(each a series of Voya Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for February 10, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 10, 2015
This Proxy Statement and Notice of Special Meeting of Shareholders are available at: www.proxyvote.com/voya

Introduction

Voya Emerging Markets Equity Dividend Fund

Voya Global Equity Dividend Fund

Voya Global Opportunities Fund

Voya Russia Fund

(each a “Fund,” and collectively, the “Funds”)

What is happening?

Shareholders are asked to approve a new sub-advisory agreement for each Fund between Voya Investments, LLC (“Voya Investments” or “Adviser”), the investment adviser to the Funds, and ING Investment Management Advisors B.V. (“IIMA”) a sub-adviser to the Funds. This approval is being sought in anticipation of the automatic termination of the existing sub-advisory agreement as a result of the divestment of IIMA’s indirect parent company by ING Groep N.V. (“ING Groep”).

Pursuant to an agreement with the European Commission, ING Groep has announced its intention to divest NN Group N.V. (“NN Group”), a majority-owned subsidiary of ING Groep and an indirect parent company of IIMA (such divestment, the “NN Group Separation Plan”). IIMA serves as a sub-adviser to the Funds.

ING Groep began the process of divesting its shares of NN Group with a public and private offering of approximately 32% of the ordinary shares of NN Group in July 2014 (the “Initial Offering”). ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or sub-adviser, or the parent company of such an entity. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the sub-advisory agreement with IIMA for each Fund, as applicable, would automatically terminate. For more information on the NN Group Separation Plan and its effect on the Funds, please see the section entitled “Impact of the NN Group Separation Plan.”

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In order to ensure that the existing sub-advisory services provided to the Funds can continue uninterrupted, shareholders are asked to approve a new sub-advisory agreement for each Fund between Voya Investments and IIMA. These new agreements will become effective upon shareholder approval. As part of the same proposal, shareholders are also voting to approve any future sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board of Trustees of the Funds (the “Board”) approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the new agreements that are described in this proxy statement (the “Proxy Statement”). These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Pursuant to the same agreement with the European Commission described above, ING Groep also has announced its intention to divest Voya Financial, Inc. (formerly, ING U.S., Inc.), which is a parent company of Voya Investments (the “Voya Financial Separation Plan”). As with the NN Group Separation Plan, it is anticipated that one or more of the transactions contemplated by the Voya Financial Separation Plan would result in the automatic termination of the existing sub-advisory agreements for the Funds. This automatic termination would be the result of a Change of Control Event for Voya Financial, Inc. and Voya Investments, rather than the Change of Control Event discussed in this Proxy Statement regarding NN Group and IIMA. Shareholders of the Funds previously approved new sub-advisory agreements for the Funds, as well as any future sub-advisory agreements prompted by the Voya Financial Separation Plan that are approved by the Board and whose terms are not materially different from the current sub-advisory agreements.

In addition to approving the agreements required in connection with the NN Group Separation Plan, shareholders of the Voya Russia Fund (the “Russia Fund”) are asked to approve the reclassification of the investment objective of the Russia Fund from “fundamental” to “non-fundamental,” as discussed in more detail in Proposal Two.

Why did you send me this booklet?

This booklet includes the Proxy Statement and a Proxy Ballot for the Funds in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What Proposals will be considered at the Special Meeting?

At the Special Meeting, shareholders will be asked:

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1.	To approve a new sub-advisory agreement between Voya Investments and IIMA with respect to the Funds, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the NN Group Separation Plan (“Proposal One”);

2.	To approve the reclassification of the Russia Fund’s investment objective from “fundamental” to “non-fundamental” (“Proposal Two”); and

3.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which Proposals shareholders of each Fund are asked to approve at the Special Meeting.

Fund	Proposal One	Proposal Two
Voya Emerging Markets Equity Dividend Fund	✓
Voya Global Equity Dividend Fund	✓
Voya Global Opportunities Fund	✓
Voya Russia Fund	✓	✓

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on November 24, 2014 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., Local time on February 9, 2015.

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Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (800) 820-2416. (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each of the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on February 10, 2015, at 1:00 p.m., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyainvestments.com/literature or by contacting the Funds at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

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Impact of the NN Group Separation Plan

What is the NN Group Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amsterdam Zuidoost, Bijlmerplein 888, 1102 MG, Amsterdam, The Netherlands. NN Group, a majority-owned subsidiary of ING Groep, is an insurance and investment management company with a strong, predominantly European presence that offers retirement services, insurance, investments, and banking. The principal office of NN Group is located at Amstelveenseweg 500, 1081 KL, Amsterdam, The Netherlands. IIMA is a wholly-owned, indirect subsidiary of NN Group.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including NN Group and, indirectly, IIMA.

In accordance with the Restructuring Plan, as amended in 2012 and 2013, ING Groep has announced its intention to divest NN Group by means of the NN Group Separation Plan. ING Groep began the process of divesting its shares of NN Group through the Initial Offering. ING Groep has announced that it intends to divest more than 50% of its shareholding in NN Group before December 31, 2015, and the remaining interest before December 31, 2016. While the base case for the remainder of the NN Group Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, future divestments may take the form of public or private offerings, and may take place by means of a sale to a single buyer or group of buyers.

The NN Group Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of NN Group and its subsidiaries, including IIMA, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the NN Group Separation Plan is expected to result in IIMA’s loss of access to the resources of ING Groep, which could adversely affect its business.

The NN Group Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in NN Group, circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect NN Group. A failure to complete the NN Group Separation Plan could create uncertainty about the nature of the relationship between NN Group and ING Groep, and could adversely affect NN Group and IIMA.

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Currently, IIMA and its affiliates do not anticipate that the NN Group Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Why does the sub-advisory agreement terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public or private offering of NN Group shares results in a Change of Control Event depends on the facts and circumstances of the offering. Indeed, the Initial Offering is not believed to have constituted a Change of Control Event, and a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of NN Group and no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group.

It is anticipated that one or more of the transactions contemplated by the NN Group Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing sub-advisory agreement for the Funds with IIMA. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved a new sub-advisory agreement for the Funds, as applicable, in anticipation of the Initial Offering. Shareholders are hereby asked to approve this new agreement for the Funds as further described in the section herein entitled “Proposal One – Approval of the Proposed IIMA Sub-Advisory Agreement.”

As part of Proposal One, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory agreement terminates. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the new agreement that is described in this Proxy Statement. Such a future agreement would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future sub-advisory agreements as part of the same vote on the new sub-advisory agreement which has been approved by the Board and which is described later in this Proxy Statement. This is because the Initial Offering and any subsequent Change of Control Events will be incremental, related steps that are part of the same NN Group Separation Plan that would lead to the full divestiture of NN

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Group by ING Groep. Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow the Funds to maintain the uninterrupted services of IIMA as their sub-adviser without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Proxy Statement. In this regard, IIMA and the Funds are relying in part on correspondence between the staff of the U.S. Securities and Exchange Commission (“SEC”) and the investment adviser to the Funds, Voya Investments, and certain of its affiliates indicating that the SEC staff would not object if the Funds and other Voya Funds seek shareholder approval for new and future agreements as described in this Proxy Statement.

If there is a change from the facts described in this Proxy Statement that is material to shareholders of the Funds in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve a future sub-advisory agreement that would otherwise be approved in the event of subsequent Change of Control Events in connection with the NN Group Separation Plan. This judgment will be made by the Adviser and IIMA and reviewed by the Board. If the sub-advisory agreement were to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve a new sub-advisory agreement to permit IIMA to continue to provide services to the Funds.

IIMA has indicated that it anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of NN Group under the NN Group Separation Plan that causes an assignment of the then-effective sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser, including a sub-adviser, may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser that results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and IIMA has indicated that it does not intend to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

Will the NN Group Separation Plan change how the Funds are managed?

The NN Group Separation Plan is not anticipated to result in any changes to the management of the Funds. If shareholders approve the sub-advisory agreement in Proposal One, the portfolio managers for each Fund, as listed in Appendix A, are expected to continue to provide for the day-to-day management of the Funds. In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the NN Group Separation Plan. The NN Group Separation

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Plan will not result in any change to the investment objective or the investment strategies of any Fund.

How will the NN Group Separation Plan affect IIMA?

IIMA is a Netherlands corporation organized in 1896 and became a SEC registered investment adviser in 1992. IIMA is organized primarily to manage investments and provide investment advice to entities in Canada and the United States. IIMA serves as sub-adviser to each Fund. The principal office of IIMA is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of June 30, 2014, IIMA and its affiliates (the subsidiaries of ING Investment Management Holdings B.V.) had approximately $241.9 billion in assets under management.

Currently, IIMA is an indirect, wholly owned subsidiary of NN Group and an indirect, majority-owned subsidiary of ING Groep. Following the completion of the NN Group Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in NN Group or, indirectly, in IIMA. See Appendix B for a list of the names, addresses, and principal occupations of the directors and principal executive officers of IIMA.

Who are the other affiliated service providers?

Voya Investments

Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.

Voya Investments is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Proxy Statement, Voya Financial, Inc. is a subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

Voya Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $51.6 billion in assets.

As discussed above, in October 2009, ING Groep submitted the Restructuring Plan to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013,

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more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, as defined above, the “Voya Financial Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Voya Financial Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Voya Financial Separation Plan would result in the automatic termination of the existing investment advisory, sub-advisory, and sub-sub-advisory agreements under which the Adviser and certain sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Voya Financial Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Voya Financial Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Voya Financial Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

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The Voya Financial Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Voya Financial Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Voya Financial Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

See Appendix C for the amounts paid by each Fund to the Adviser for services provided under the investment advisory agreement over the most recently completed fiscal year.

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, was founded in 1972, and is registered with the SEC as an investment adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM serves as a sub-adviser to each Fund, although it is not currently responsible for the day-to-day management of any of the Funds. None of the Funds paid any fees to Voya IM for services provided under the sub-advisory agreement with Voya IM with respect to the Funds over the most recently completed fiscal year. The principal offices for Voya IM are located at 230 Park Avenue, New York, New York 10169.

Voya Funds Services, LLC

Voya Funds Services, LLC (the “Administrator”) serves as the administrator to each Fund. Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Funds other than the investment advisory services performed by the Adviser or the sub-advisers including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides the Funds, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds. See Appendix C for the amounts paid by each Fund to the Administrator for services provided under the administrative services agreement over the most recently completed fiscal year.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”) serves as the principal underwriter and distributor to each Fund. It is a Delaware limited liability company. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public

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Disclosure Hotline at (800) 289-9999. See Appendix C for the fees paid by each of the Funds to the Distributor for services provided under the distribution agreement over the most recently completed fiscal year and any commissions paid to affiliated broker-dealers over that same period.

Currently, Voya IM, the Administrator, and the Distributor are indirect, wholly-owned subsidiaries of Voya Financial, Inc. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

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Proposal One – Approval of the Proposed IIMA Sub-Advisory
Agreement

Voya Emerging Markets Equity Dividend Fund

Voya Global Equity Dividend Fund

Voya Global Opportunities Fund

Voya Russia Fund

What is Proposal One?

Shareholders of the Funds are asked to approve a new sub-advisory agreement between Voya Investments and IIMA (the “Proposed IIMA Sub-Advisory Agreement”) to ensure that existing sub-advisory services can continue uninterrupted through implementation of the NN Group Separation Plan. The Proposed IIMA Sub-Advisory Agreement would be effective upon shareholder approval.

As discussed in the section entitled “Impact of the NN Group Separation Plan,” the NN Group Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between IIMA and Voya Investments with respect to each Fund. Therefore, in addition to the Proposed IIMA Sub-Advisory Agreement, as part of this Proposal One, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the NN Group Separation Plan, the then-effective sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of NN Group; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is the Funds’ sub-adviser?

IIMA serves as a sub-adviser to the Funds pursuant to a sub-advisory agreement between IIMA and Voya Investments (the “Current IIMA Sub-Advisory Agreement”). If shareholders approve Proposal One, IIMA would continue to serve as a sub-adviser to the Funds. For more information on IIMA and how it will be affected by the NN Group Separation Plan, please see the section entitled “Impact of the NN Group Separation Plan.”

What are the terms of the Proposed IIMA Sub-Advisory Agreement?

The description of the Proposed IIMA Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed IIMA Sub-Advisory Agreement included in Appendix D. The Proposed IIMA Sub-Advisory Agreement is substantially identical to the Current IIMA Sub-Advisory Agreement, except that the Proposed IIMA Sub-Advisory Agreement will provide for a different effective date and duration.

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Fees.    No changes to the fee schedules for the Funds are proposed in connection with Proposal One. Voya Investments, and not the Funds, is responsible for paying any fees due under the Current and Proposed IIMA Sub-Advisory Agreements. Appendix E includes the fee schedules for the Funds. Appendix F provides information on the compensation paid to IIMA with respect to advisory services provided to investment companies with similar investment objectives.

Services.    No changes to the services provided by IIMA as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed IIMA Sub-Advisory Agreements appoint IIMA to act as the sub-adviser and manager to each Fund and provide its services in accordance with each Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, both the Current and Proposed IIMA Sub-Advisory Agreements provide that, subject to the supervision of the Board and Voya Investments, IIMA will provide a continuous investment program for each Fund and determine in its discretion the composition of the assets of each Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Fund. IIMA will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Fund, IIMA shall make decisions for the Fund as to foreign currency matters and as to foreign currency exchange contracts.

Limitation of Liability.    No changes to the limitation of liabilities as specified under the Current and Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One.

Both the Current and Proposed IIMA Sub-Advisory Agreements provide that, other than in the cases where such damage arises out of willful misfeasance, bad faith, or gross negligence in the performance of duties on the part of IIMA, or by reason of its reckless disregard of its obligations and duties, IIMA is not responsible for any damages, expenses, or losses in connection with any act or omission connected with or arising out of any services rendered.

Term and Continuance.    After an initial two-year term, the Proposed IIMA Sub-Advisory Agreement would continue in effect with respect to a Fund from year to year so long as such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of the applicable Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed IIMA Sub-Advisory Agreement nor “interested persons” (as defined in the 1940

13

Act) of any of the Funds or Voya Investments, nor have any interest in the Proposed IIMA Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current IIMA Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed IIMA Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2015 and 2016 consistent with its current review and approval process.

Termination.    No changes to the termination provisions under the Current or Proposed IIMA Sub-Advisory Agreements are proposed in connection with Proposal One. The Proposed IIMA Sub-Advisory Agreement may be terminated with respect to a Fund: (1) by Voya Investments at any time, upon 60 days’ written notice to IIMA and the Fund; or (2) at any time without payment of any penalty by the Fund, by the Board, or a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice to Voya Investments and IIMA; or (3) by IIMA upon three months’ written notice unless the Fund or Voya Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested, not to exceed three additional months beyond the initial three-month notice period; provided, however, that IIMA may terminate the Proposed IIMA Sub-Advisory Agreement at any time without penalty, effective upon written notice to Voya Investments and the Fund, in the event either IIMA (acting in good faith) or Voya Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event Voya Investments becomes bankrupt or otherwise incapable of carrying out its obligations under its Advisory Agreement with the Fund, or ceases to be a wholly owned subsidiary of ING Groep, or in the event that IIMA does not receive compensation for its services from Voya Investments or the Fund as required by the terms of the Proposed IIMA Sub-Advisory Agreement.

The Current IIMA Sub-Advisory Agreement was last approved by shareholders of each Fund on October 1, 2013.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its May 22, 2014 meeting, approved the Proposed IIMA Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that each Fund’s shareholders vote “FOR” Proposal One to appoint IIMA as sub-adviser to such Fund and implement the Proposed IIMA Sub-Advisory Agreement, as discussed in this Proxy Statement. For more information on the factors considered by the Board, please see the section entitled “NN Group Separation Plan — Factors Considered by the Board.”

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What is the required vote?

Approval of the Proposed IIMA Sub-Advisory Agreement by shareholders of a Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities of such Fund present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. Shareholders of each Fund will vote separately on Proposal One and all shareholders of all classes of shares of a Fund will vote together as a single class on Proposal One.

What happens if shareholders do not approve Proposal One?

If the shareholders of a Fund do not approve Proposal One and no Change of Control Event occurs, IIMA would continue to serve as sub-adviser under the Current IIMA Sub-Advisory Agreement. If the shareholders of a Fund do not approve Proposal One and a Change of Control Event occurs in connection with the NN Group Separation Plan, the Current IIMA Sub-Advisory Agreement would terminate with respect to that Fund. In that event IIMA would not be able to serve that Fund as a sub-adviser under the Proposed IIMA Sub-Advisory Agreement and the Board would need to consider appropriate action, which could include, among other things, allocating assets sub-advised by IIMA to Voya IM, appointment of a different sub-adviser, entering into an interim sub-advisory agreement with a duration of no more than 150 days, or direct management by Voya Investments.

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NN Group Separation Plan – Factors Considered by the Board

As described above, the NN Group Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA, which in turn would result in the automatic termination of the current sub-advisory agreement in place between IIMA and Voya Investments, on behalf of the Funds (the “Current Agreement”). The decision by the Board, including a majority of the Independent Trustees, to approve a proposed sub-advisory agreement for the Funds (the “Proposed Agreement”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds that IIMA continue providing sub-advisory services for the Funds, without interruption, as consummation of the NN Group Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the NN Group Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the NN Group Separation Plan that could cause the Proposed Agreement to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreement and any Subsequent Agreements will permit the Funds to benefit from the continuation of services by IIMA throughout the NN Group Separation Plan without the need for multiple shareholder meetings.

Prior to its approval of the Proposed Agreement and its approval to solicit shareholder approval of the Proposed Agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by IIMA under the Current Agreement and to be provided under the Proposed Agreement.

In determining whether to approve the Proposed Agreement with IIMA with respect to the Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreement should be approved for the Funds. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreement included the following: (1) IIMA’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of IIMA, (b) the anticipated impact on the services provided to the Funds and on IIMA’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Funds, (d) the anticipated impact on the compliance operations of IIMA, (e) the anticipated changes to the resources available in servicing the Funds, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Funds, (g) the anticipated impact on IIMA’s trading and recordkeeping operations, (h) IIMA’s plan for disconnecting internal controls, IT functions and systems, business

16

continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the Current Agreement; (3) IIMA’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreement; and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreement and to recommend approval of the Proposed Agreement by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreement, including the fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreement, so as to enable there to be a continuation without interruption of the current services being provided by IIMA pursuant to the Current Agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreement and to recommend approval of the Proposed Agreement to shareholders.

Subsequent to the Board’s May 22, 2014 approval of the Proposed Agreement, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated Current Agreement. The Board also held separate meetings on August 14 and September 10, 2014 to consider the renewal of the Current Agreement. At its September 12, 2014 meeting, the Board concluded, in light of all factors it considered, that the renewal and approval of the Current Agreement was in the best interests of the Funds and its shareholders and that the fee rate set forth in the Current Agreement was fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreement; (2) the extent to which economies of scale are reflected in fee rate schedule under the Current Agreement; (3) the existence of any “fall-out” benefits to IIMA and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by IIMA and its affiliates with respect to their services to the Funds.

[At the Board’s November 20, 2014 meeting, IIMA provided the Board with certain requested representations regarding the Change of Control Events and related information that the Board considered in approving the Proposed Agreement at its May 22, 2014 meeting.]

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Proposal Two – Approval of the Reclassification of Russia Fund’s Investment Objective from Fundamental to Non-Fundamental

What is Proposal Two?

The 1940 Act requires a fund to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and may explain the fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest. The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as “fundamental” or the objective reflects an investment policy that may be changed only with shareholder approval. The Russia Fund has such a fundamental policy.

On September 12, 2014, the Board approved the reclassification of the investment objective of the Russia Fund from “fundamental” to “non-fundamental.” If Proposal Two is approved by shareholders, the investment objective of the Russia Fund will become non-fundamental. This means the Board may change the Fund’s investment objective without shareholder approval, provided that the Fund provides shareholders with 60 days’ notice of the change.

Contingent upon shareholder approval of Proposal Two, the Board also approved a change in the investment objective from “The Fund’s investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies” to “The Fund’s investment objective is to seek long-term capital appreciation.” This change would be effective immediately upon shareholder approval of Proposal Two.

Why is the reclassification of the investment objective proposed?

Given the current political and economic situation in Russia, the Adviser believes it is prudent at this time to remove the reference to the equity securities of Russian companies that currently appears in the Russia Fund’s investment objective. However, the Russia Fund’s fundamental investment objective restricts the Board’s ability to modify the investment objective without the cost and delay of calling a meeting of shareholders. The Proposed change would give the Board greater flexibility to make changes to the Russia Fund’s investment objective, as it deems appropriate, to address changing circumstances.

As of the date of this Proxy Statement, neither the Adviser nor IIMA intends to alter materially the way in which it manages the Russia Fund’s investments in connection with this Proposal. Under normal market conditions, the Russia Fund will continue to invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (including common stocks, preferred stocks, and convertible securities) of Russian companies. The Russia Fund will provide shareholders with 60 days’ notice prior to any change in this investment strategy.

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What is the recommendation of the Board?

Based upon its review, the Board has approved Proposal Two. In approving the proposal, the Board took into account materials presented to the Board in advance of its September 12, 2014 meeting, including a memorandum from the Adviser discussing the Adviser’s rationale for proposing the change. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the September 2014 meeting, unanimously approved Proposal Two. The Board is therefore recommending that shareholders vote “FOR” Proposal Two.

What is the required vote?

Approval of Proposal Two by shareholders of the Russia Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Russia Fund present at the Special Meeting, if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Russia Fund. Only shareholders of the Russia Fund will vote on Proposal Two and all shareholders of the Russia Fund will vote together as a single class on the Proposal. .

What happens if shareholders do not approve Proposal Two?

If the Russia Fund’s shareholders do not approve Proposal Two, the Fund’s investment objective would continue to be fundamental, and the Board would determine what action, if any, should be taken.

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General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Funds’ shareholders.

How is my proxy being solicited?

The Funds have retained D.F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $121,200, which will be paid by IIMA. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (800) 820-2416. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more

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substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Voya Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on a proposal, your proxies will vote on the proposal as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of a Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of one-third of the outstanding shares of a Fund entitled to vote on the Record Date, in person or represented by proxy, constitutes a quorum of such Fund’s shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the relevant Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

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How many shares are outstanding?

Appendix G sets forth the number of shares of beneficial interest of each Fund issued and outstanding as of the Record Date.

Shares have no preemptive or subscription rights. [To the knowledge of the Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of any of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of any of the Funds.]

Appendix H hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of any of the Funds.

Can shareholders submit proposals for a future shareholder meeting?

The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the applicable Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. IIMA (or an affiliate) will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses.

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In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

December 15, 2014

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: Portfolio Managers

The following table sets forth the portfolio managers responsible for the day-to-day management of the Funds.

Fund	Portfolio Managers
Voya Emerging Markets Equity Dividend Fund	ING Investment Management Advisors B.V. Robert Davis, Portfolio Manager (since 11/12) Nicolas Simar, Portfolio Manager (since 11/12) Manu Vandenbulck, Portfolio Manager (since 11/12)
Voya Global Equity Dividend Fund	ING Investment Management Advisors B.V. Herman Klein, Portfolio Manager (since 11/10) Nicolas Simar, Portfolio Manager (since 01/06) Bruno Springael, Portfolio Manager (since 06/11)
Voya Global Opportunities Fund	ING Investment Management Advisors B.V. Dirk-Jan Verzuu, Portfolio Manager (since 06/10) Alex van der Laan, Portfolio Manager (since 05/11) Huub van der Riet, Portfolio Manager (since 05/11)
Voya Russia Fund	ING Investment Management Advisors B.V. Nathan Griffiths, Portfolio Manager (since 05/12) Renat Nadyukov, Portfolio Manager (since 08/13)

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Appendix B: Principal Executive Officers

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT
ADVISORS, B.V.

Schenkkade 65

2595 AS The Hague

The Netherlands

Name and Title

Mark den Hollander — Director & Chief Risk Officer

Dirk Buggenhout — Director & Chief Operating Officer

Martin Nijkamp — Director & Head of Business Strategy

Stan Beckers — Chief Executive Officer

Bob van Overbeek — Chief Operating Officer/Chief Technology Officer

Hans Stoter — Chief Investment Officer

Dudley Keiller — Chief Financial Officer

Marc Vink — Head of Legal and Compliance

Hieu Giang — Chief Compliance Officer

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Appendix C: Fees Paid to Affiliates of IIMA

The following table sets forth the fees paid to the Administrator and Distributor as well as any affiliated brokerage commissions paid for the fiscal year ended October 31, 2013.

Fund (FYE)	Administrative Services Fees ($)	Fees Paid to the Distributor ($)	Affiliated Brokerage Commissions Paid ($)
Voya Emerging Markets Equity Dividend Fund (10/31/13)	26,847	94,058	96,923
Voya Global Equity Dividend Fund (10/31/13)	71,454	336,693	864
Voya Global Opportunities Fund (10/31/13)	43,978	252,777	71
Voya Russia Fund (10/31/13)	212,476	512,275	985

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Appendix D: Form of Proposed IIMA Sub-Advisory Agreement

AGREEMENT, effective as of October 1, 2013, is hereby amended and restated as of this 1st day of October, 2014, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., a subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, Voya Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Investment Management Agreement, effective as of May 7, 2013, amended and restated October 1, 2014, as amended (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory and management services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

WHEREAS, the Board of Trustees has authorized the Manager to enter into an Agreement with the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the

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Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Trusts’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

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(i)    The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii) In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv) The Sub-Adviser will assist the administrator for the Trust in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.

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The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)  The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

(1)   Report on Brokerage Commissions and Soft Dollar Usage.

(2)   Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

(3)   Report on Illiquid and Restricted Securities held in each portfolio.

(4)   Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)    The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, the Series’ investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Trust, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)    The Sub-Adviser will provide reports to the Manager for the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

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(d)    With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Trust as outlined in the prospectus and/or the most recent annual and semi-annual report, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Trust or series of the Trust, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Trust or series of the Trust, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Trust and its shareholders with respect to such documents. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the Affiliated Service Provider’s primary consideration in effecting a transaction will be to obtain the best execution for the Trust(s), determined in consultation with the Manager, which will generally include, among other factors, price and costs (including the applicable commission or spread), the size and nature of the order, and the speed and likelihood of execution and settlement. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for

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effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Trust, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Trust shares. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually or upon a material change or update.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

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6. Compensation. For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreements, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreements when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Investment Management Agreements and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7. Expense Sharing.  The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Trust and the Series to which the Sub-Adviser acts as investment adviser and manager:  all expenses or costs not ultimately borne by the Trust incurred in connection with creating and ongoing organization of the Fund; including transitioning of assets resulting from sub-adviser changes, and conducting proxies (collectively, the “Covered Expenses”).  The Sub-Adviser shall reimburse the Manager for 50.0% of Covered Expenses.  The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8. Marketing Materials.

 (a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

 (b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-

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Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9. Compliance.

 (a)   The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager, respecting or relating to the Manager, that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

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10.     Books and Records. The Trust and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records relating to the Trust maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender copies of any such records to the Funds promptly upon such Trust’s request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11.     Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

12.     Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.     Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.     Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional

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material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.     Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

16.     Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

17.     Indemnification.

(a)    The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person

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against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)    Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (and Trust and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)    The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the

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Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)    The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager

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Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.     Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto on the date of this Agreement unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through September 30, 2015 with respect to each such Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

39

Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Trust all original written records of the Trust where possible and copies of said records if originals are not available. Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     (a)   Notices.

Except as otherwise provided, any notice given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

If to the Trust:

Voya Mutual Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

40

Attention: Huey P. Falgout, Jr.

If to the Manager:

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of International Clients

19.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Trust. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

20.     Use of Names.

 (a)    It is understood that the name “Voya Investments, LLC.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya™” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Trust and/or the Series, or upon the termination of the Investment Management Agreement between the Trust and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.

(b)    It is understood that the name “ING Investment Management Advisors B.V.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “ING Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such ING Marks in the names of the Series and in offering materials of the Trust only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. In the event that the

41

Sub-Adviser is no longer the Sub-Adviser to the Trust and/or the Series, or upon the termination of the Investment Management Agreement between the Trust and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the ING Marks.

21.    Miscellaneous.

 (a)    This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

 (b)    The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreements.

 (c)    The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

 (d)    This Agreement may be assigned by any party only with the prior written consent of the other parties.

 (e)    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

 (f)     Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

 (g)    This Agreement may be executed in counterparts.

42

Appendix E: Sub-Advisory Agreement Information

The following table sets forth the date the sub-advisory fee schedule, and the amount of the sub-advisory fees paid to IIMA for the fiscal year ended October 31, 2013.

Fund	Sub-Advisory Fee Schedule (as a % of net assets)	Sub-Advisory Fees Paid ($)
Voya Emerging Markets Equity Dividend Fund (10/31/13)	0.50% on the first $100 million; 0.45% on the next $150 million; and 0.40% thereafter	134,793
Voya Global Equity Dividend Fund (10/31/13)	0.20%	142,909
Voya Global Opportunities Fund (10/31/13)	0.20% on the first $200 million; and 0.50% thereafter	87,957
Voya Russia Fund (10/31/13)	0.60%	1,277,707

43

Appendix F: Compensation Paid to IIMA by Investment Companies with Similar Investment Objectives

The following tables set forth the sub-advisory fee rate paid to IIMA and the assets under management of each registered investment company with an investment objective similar to the investment objectives of the Funds. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available.

Total Return through Income, Capital Gains and Capital Appreciation

Fund/Portfolio	Contractual Sub-Advisory or Sub- Sub-Advisory Fee Rate	Net Assets ($)
Voya Asia Pacific High Dividend Equity Income Fund	0.65%	168,760,327
Voya Emerging Markets High Dividend Equity Fund	0.575%	224,220,005
Voya Emerging Markets Equity Dividend Fund	0.50% on the first $100 million; 0.45% on the next $150 million; and 0.40% thereafter	24,509,088

Voya Global Equity Dividend Fund

Fund/Portfolio	Contractual Sub-Advisory Fee Rate	Net Assets ($)
None	n/a	n/a

Voya Global Opportunities Fund

Fund/Portfolio	Contractual Sub-Advisory Fee Rate	Net Assets ($)
None	n/a	n/a

Voya Russia Fund

Fund/Portfolio	Contractual Sub-Advisory Fee Rate	Net Assets ($)
None	n/a	n/a

44

Appendix G: Shares Outstanding as of the Record Date

[TO BE PROVIDED]

45

Appendix H: Beneficial Ownership as of the Record Date

[TO BE PROVIDED]

46

VOYA INVESTMENT MANAGEMENT

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free **1-877-907-7646** and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to **Proxyvote.com** and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. **PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2015.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79222-S24973

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Proxy Statement for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

M79223-S24973

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) **Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic,** or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on **February 10, 2015,** at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. **If no specification is made, the proxy will be voted "FOR" the proposals.**

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOYA INVESTMENT MANAGEMENT

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free **1-877-907-7646** and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to **Proxyvote.com** and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. **PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2015.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79224-S24973

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Proxy Statement for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

M79225-S24973

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) **Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic,** or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on **February 10, 2015,** at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. **If no specification is made, the proxy will be voted "FOR" the proposal.**

PLEASE SIGN AND DATE ON THE REVERSE SIDE.